                                       8-K
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001


                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 333-59060                 13-3291626
(State or other Jurisdiction      (Commission             (I.R.S. Employer
        Incorporation)             File Number)          Identification Number)
                                ----------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 5.  OTHER EVENTS
---------------------

         Description of the Certificates

         Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-59060, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2001-TOP5 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent.

         Computational Materials

         Morgan Stanley & Co. Incorporated as underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, and Class C Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by Wells Fargo Bank, National Association, Principal Commercial Funding, LLC, Bear, Stearns Funding, Inc. and/or Morgan Stanley Dean Witter Mortgage Capital Inc. and under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

EXHIBIT NO. 99 DESCRIPTION
--------------------------

         Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 19, 2001

MORGAN STANLEY DEAN WITTER CAPITAL I INC.


By: /s/  Cecilia Tarrant
    ------------------------
    Name:  Cecilia Tarrant
    Title: Vice President

                                 EXHIBIT NO. 99

MORGAN STANLEY DEAN WITTER CAPITAL I TRUST 2001-TOP5

PROPERTY TYPES BY STATE

CALIFORNIA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Office                 19        183,110,543       57.3        7.428        116          319        1.65         57.1        47.8
------------------------------------------------------------------------------------------------------------------------------------
Industrial             24         73,667,557         23        7.325        116          320        1.79         61.4        51.4
------------------------------------------------------------------------------------------------------------------------------------
Retail                 15         43,298,872       13.5        7.676        112          291        1.54         57.6        45.7
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             2         12,501,855        3.9        6.865        115          243        1.81         47.1        32.6
------------------------------------------------------------------------------------------------------------------------------------
Self Storage            3          5,176,809        1.6        7.518        144          239        2.22         44.9        25.2
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park        1          1,995,566        0.6         7.12        117          357        3.36         29.8        26.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 64        319,751,202        100        7.416        116          311        1.69         57.4        47.3
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Office                  2         78,502,542        100        7.482         73          283        1.69           53        46.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2         78,502,542        100        7.482         73          283        1.69           53        46.9
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Retail                  1         55,583,346       74.6            7         92          332        1.59           61.8      54.5
------------------------------------------------------------------------------------------------------------------------------------
Office                  2          8,293,548       11.1        6.457         75          297        3.28           40.2      36.9
------------------------------------------------------------------------------------------------------------------------------------
Industrial              2          6,117,461        8.2        7.328        118          298        1.44             63      51.3
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             3          4,528,992        6.1         7.04        116          296        1.77           62.1      50.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  8         74,523,346        100        6.969         94          325        1.78           59.5        52
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Retail                  2         27,078,672       40.7        7.207        119          359        1.58           65.3      57.3
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park        4         24,021,935       36.1        6.933        118          326        1.62           59.4      49.6
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             1          7,300,000         11            7        117            0         1.8           63.5      63.5
------------------------------------------------------------------------------------------------------------------------------------
Industrial              1          4,957,441        7.5         8.04        111          291        1.34           71.8        60
------------------------------------------------------------------------------------------------------------------------------------
Office                  1          3,165,197        4.8         7.32        113          353        1.28           70.3      62.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  9         66,523,244        100        7.153        117          340        1.59           63.7      55.6
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Office                  1         19,176,303       34.1         7.64        118          358        1.33           69.7        62
------------------------------------------------------------------------------------------------------------------------------------
Industrial              2         16,500,000       29.4         6.87        119            0        2.06           52.2      52.2
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park        2         13,486,170         24         5.85         59          359         2.2           55.9      51.9
------------------------------------------------------------------------------------------------------------------------------------
Retail                  3          7,034,315       12.5        7.181        117          347        1.72           62.8      54.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  8         56,196,789        100        6.927        104          356         1.8           60.4      55.7
------------------------------------------------------------------------------------------------------------------------------------

COLORADO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Office                  1         29,000,000       71.1          7.3         59          324        1.51           73.6      70.4
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park        1         11,772,998       28.9         6.98        117          357        1.61           64.3      56.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2         40,772,998        100        7.208         76          334        1.54           70.9      66.3
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Retail                  1         21,939,839       54.2         7.26        116          356        1.39           75.1      66.2
------------------------------------------------------------------------------------------------------------------------------------
Industrial              2         11,041,118       27.3         7.41        118          306        1.35           69.5      56.7
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             1          7,482,565       18.5         6.91        117          357        1.49           69.9      61.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4         40,463,522        100        7.236        117          343         1.4           72.6      62.7
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park        2         11,922,654       33.5         6.98        117          357        1.61           64.3      56.2
------------------------------------------------------------------------------------------------------------------------------------
Office                  1          9,778,765       27.5         7.22        117          357        1.54           69.8      61.5
------------------------------------------------------------------------------------------------------------------------------------
Retail                  4          9,685,251       27.3        7.659        107          246        1.29           59.3        45
------------------------------------------------------------------------------------------------------------------------------------
Industrial              2          2,866,459        8.1        7.495        117          272        1.41           67.4      51.9
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             1          1,288,530        3.6         7.24        115          235        1.67             56        39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0         35,541,659        100        7.282        114          315        1.49           64.4      53.6
------------------------------------------------------------------------------------------------------------------------------------

UTAH

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Retail                  2         14,988,688       50.5         7.42        119          359         1.3             73      64.5
------------------------------------------------------------------------------------------------------------------------------------
Office                  1          8,250,000       27.8         5.95         60            0        3.46             41        41
------------------------------------------------------------------------------------------------------------------------------------
Industrial              1          6,421,665       21.7          7.1        119          299        1.49             59      47.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4         29,660,353        100        6.942        103          341        1.94           61.1      54.3
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      WEIGHTED
                                                PERCENT BY   WEIGHTED    WEIGHTED      AVERAGE                 WEIGHTED     WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE      AVERAGE     REMAINING   WEIGHTED     AVERAGE      AVERAGE
                    MORTGAGE    CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING      AMORT     AVERAGE    CUT-OFF DATE   BALLOON
PROPERTY TYPES     PROPERTIES    BALANCE ($)   BALANCE (%)   RATE(%)    TERM (MOS)   TERM (MOS)   DSCR (X)     LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             2         11,071,976       38.7        7.333        118          348        1.28           66.9      58.5
------------------------------------------------------------------------------------------------------------------------------------
Office                  2         10,262,699       35.8         7.05        106          235        1.33           49.9        24
------------------------------------------------------------------------------------------------------------------------------------
Industrial              1          4,619,599       16.1         7.35        119          299         1.7           61.8      50.1
------------------------------------------------------------------------------------------------------------------------------------
Retail                  1          2,678,841        9.4         7.75        176          176        1.27           49.4       1.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  6         28,633,116        100        7.273        119          283        1.36           58.3      39.5
------------------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I TRUST 2001-TOP5

LARGEST TENANTS BY PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------
PROPERTY                                                                                        NSF OF LARGEST
  TYPE                PROPERTY SUB-TYPE                         LARGEST TENANT                    TENANT (SF)
----------------------------------------------------------------------------------------------------------------
TOP 5 RETAIL TENANTS
Retail          Anchored                             Albertsons                                    245,289
Retail          Anchored                             Macy's                                        206,000
Retail          Anchored                             Kmart                                         172,958
Retail          Regional Mall/Shadow Anchored        Sears Roebuck & Co                            135,196
Retail          Regional Mall                        JC Penney                                     128,196

TOP 5  OFFICE TENANTS
Office          Urban Office                         Public Service Company of Oklahoma            292,000
Office          Suburban Office                      Ford Motor Land Development Co                203,306
Office          Suburban Office                      New Era of Networks                           199,077
Office          Suburban Office                      Sprint Telecommunications Comp                183,501
Office          Suburban Office                      Broadcom                                      136,708
Office          Suburban Office                      Orange Co. Transit Authority                  108,893

TOP 5 INDUSTRIAL TENANTS
Industrial      Light Industrial                     Collins & Aikman Corporation                1,924,174
Industrial      Light Industrial                     APW North America Inc.                        816,152
Industrial      Warehouse                            Del Monte Corporation                         724,600
Industrial      Warehouse/Distribution               New Creative Enterprises                      440,931
Industrial      Warehouse                            CCL Plastic Packaging, Inc.                   313,168

MORGAN STANLEY DEAN WITTER CAPITAL I TRUST 2001-TOP5

TENTANTS WITH > 50% NSF

---------------------------------------------------------------------------------------------------------------------------
  LOAN      MORTGAGE      INTERNAL                                                    PROPERTY
POOL NO.   LOAN SELLER     LOAN ID                      PROPERTY NAME                   TYPE         PROPERTY SUB-TYPE
---------------------------------------------------------------------------------------------------------------------------
   18        MSDWMC       01-09725          APW - North Salt Lake                    Industrial      Light Industrial
   19        MSDWMC       01-09724          APW - Champlin                           Industrial      Light Industrial
   20        MSDWMC       01-09726          APW - Robinsville                        Industrial      Light Industrial
   21        MSDWMC       01-09727          APW - Radford                            Industrial      Light Industrial
   22        MSDWMC       01-09723          APW - Monon                              Industrial      Light Industrial
   23        MSDWMC       01-09936          Collins & Aikman - Albemarle             Industrial      Light Industrial
   24        MSDWMC       01-09935          Collins & Aikman - Farmville             Industrial      Light Industrial
   25        MSDWMC       01-09939          Collins & Aikman - Holmesville           Industrial      Light Industrial
   26        MSDWMC       01-09938          Collins & Aikman - Marshall              Industrial      Light Industrial
   27        MSDWMC       01-09846          Collins & Aikman - Old Fort              Industrial      Light Industrial
   28        MSDWMC       01-09937          Collins & Aikman - Springfield           Industrial      Light Industrial
   39        MSDWMC       01-09729          DelMonte-Toppenish                       Industrial      Warehouse
   40        MSDWMC       01-09625          DelMonte-Mendota                         Industrial      Warehouse
   41        MSDWMC       01-09731          DelMonte-Plover                          Industrial      Warehouse
   58        MSDWMC       01-08746          Macy's - Mesa, AZ                        Retail          Anchored
   77        MSDWMC       01-08778          PSC of Oklahoma Building                 Office          Urban Office
   145       MSDWMC       01-08787          Dolphin Portfolio - Victoria, TX         Retail          Anchored
   146       MSDWMC       01-08777          Dolphin Portfolio - Bethany, OK          Retail          Anchored
   11        PCF          753025            One & Two Greenwood Plaza                Office          Suburban Office
   33        PCF          753026            Schaefer Court II; Rotunda Court II
                                              & III; Tokico Building                 Office          Suburban Office
   38        PCF          752994            Impath Building                          Office          Suburban Office
   42        WFB          310900612         CCL Industries Building                  Industrial      Warehouse
   47        BSFI         32563             New Creative Enterprises                 Industrial      Warehouse/Distribution
   57        WFB          310900515         2055 Laurelwood Road                     Office          Suburban Office
   61        WFB          310900557A        Dunn-Edwards - Pasadena                  Retail          Big Box
   62        WFB          310900557B        Dunn-Edwards - Mission Hills             Retail          Big Box
   63        WFB          310900557C        Dunn-Edwards - Hoover                    Retail          Big Box
   64        WFB          310900557D        Dunn-Edwards - Camelback                 Retail          Big Box
   65        WFB          310900557E        Dunn-Edwards - West Covina               Retail          Big Box
   66        WFB          310900557F        Dunn-Edwards - Bell Road                 Retail          Big Box
   67        WFB          310900557G        Dunn-Edwards - Glendale                  Retail          Big Box
   68        WFB          310900557H        Dunn-Edwards - Maywood                   Retail          Big Box
   69        WFB          310900557I        Dunn-Edwards - Tucson                    Retail          Big Box
   84        PCF          752884            Spirent Communications                   Office          Suburban Office
   97        BSFI         33169             Frank Russell Building                   Office          Urban Office
   98        WFB          310900570         Harbor Division Warehouse                Industrial      Warehouse
   101       PCF          752980            Hillside III                             Industrial      Light Industrial
   103       WFB          310900519         TeleTech - Stockton                      Office          Suburban Office
   105       WFB          310900603         1300 U Street                            Office          Urban Office
   109       WFB          310900479         Westco Chemical, Inc.                    Industrial      Warehouse
   110       WFB          310900495         60 Broadway                              Office          Urban Office
   111       WFB          310900496         Longs Drugs Alameda                      Retail          Big Box
   114       WFB          310900567         Walgreens--Van Nuys                      Retail          Big Box
   119       WFB          310900486         Walgreens (Chicago, IL)                  Retail          Big Box
   124       WFB          310900504         Cala Foods Center                        Retail          Shadow Anchored
   128       WFB          310900485         Secure Computing                         Office          Suburban Office
   129       WFB          310900572         Toro Building                            Industrial      Warehouse
   140       WFB          310900482         Sachs Building                           Industrial      Flex Industrial
   144       WFB          310900527         200 W. 140th St                          Industrial      Warehouse
   156       WFB          310900497         Broadway Industrial Parkway              Industrial      Warehouse
   160       WFB          310900459         IPITEK Building                          Industrial      Flex Industrial
   165       WFB          310900539         44 West Street                           Office          Urban Office
   166       WFB          310900487         Grocery Outlet Oregon                    Retail          Shadow Anchored
   167       WFB          310900484         South Garfield Avenue                    Industrial      Warehouse
   168       WFB          310900526         2601 E. Del Amo Blvd                     Industrial      Light Industrial
   169       WFB          310900528         Fiske Place                              Industrial      Warehouse
   17        PCF          753012            Cumberland Center I Office Building      Office          Suburban Office
   72        PCF          753015            Raia Properties                          Industrial      Light Industrial
   35        MSDWMC       01-09233          Legacy Retail Center                     Retail          Anchored
   100       PCF          752941            Coweta Crossing Shopping Center          Retail          Anchored
   59        PCF          753018            Kelly Square                             Office          Suburban Office
   121       WFB          310900426         Ramsey Square                            Office          Retail/Office
   96        PCF          752750            Boynton Commerce Center II               Industrial      Flex Industrial
   95        PCF          753010            West By Northwest Business Park          Industrial      Warehouse
   49        BSFI         31711             Summerhill Plaza                         Retail          Anchored
   139       WFB          310900436         Lackman                                  Industrial      Flex Industrial
   106       PCF          752961            McCullers Crossing Shopping Center       Retail          Anchored
   10        PCF          753023            Great America Technical Center           Office          Suburban Office
   91        MSDWMC       01-08981          Lindale Crossing Shopping Center         Retail          Anchored
   34        MSDWMC       01-09602          South Jordan Marketplace                 Retail          Anchored
   85        PCF          753009            150 North Hill Drive                     Office          Suburban Office
   115       WFB          310900326         315 - 321 Castro Street                  Office          Retail/Office
   43        PCF          752867            Shaw's Plaza Shopping Center             Retail          Anchored
   70        BSFI         32949             Camarillo Business Center                Office          Suburban Office
   130       WFB          310900458         1084 N. El Camino Real                   Retail          Shadow Anchored

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 LEASE EXPIRATION        NSF OF          % NSF OF
 LOAN           CUT-OFF DATE                                                          DATE OF            LARGEST        THE LARGEST
POOL NO.     BALANCE (12/1/2001)                   LARGEST TENANT                 LARGEST TENANT       TENANT (SF)       TENANT (%)
------------------------------------------------------------------------------------------------------------------------------------
   18           $6,421,664.89            APW North America Inc.                      5/31/2017           292,317           100.0%
   19           $4,549,800.06            APW North America Inc.                      5/31/2017           179,655           100.0%
   20           $3,756,230.45            APW North America Inc.                      5/31/2017           134,244           100.0%
   21           $1,481,329.93            APW North America Inc.                      5/31/2017            64,500           100.0%
   22           $1,269,712.37            APW North America Inc.                      5/31/2017           145,436           100.0%
   23           $4,609,731.29            Collins & Aikman Corporation                9/30/2021           527,717           100.0%
   24           $5,076,539.60            Collins & Aikman Corporation                9/30/2021           576,809           100.0%
   25             $816,914.04            Collins & Aikman Corporation                9/30/2021           113,488           100.0%
   26           $1,225,371.55            Collins & Aikman Corporation                9/30/2021           132,342           100.0%
   27           $3,792,818.26            Collins & Aikman Corp.                      9/30/2021           429,746           100.0%
   28           $1,458,775.72            Collins & Aikman Corporation                9/30/2021           144,072           100.0%
   39           $4,619,599.01            Del Monte Corporation                       6/30/2016           274,750           100.0%
   40           $3,995,328.86            Del Monte Corporation                       6/30/2016           239,850           100.0%
   41           $3,495,912.76            Del Monte Corporation                       6/30/2016           210,000           100.0%
   58           $7,761,219.45            Macy's                                      6/30/2010           206,000           100.0%
   77           $6,581,459.01            Public Service Company of Oklahoma          2/28/2009           292,000           100.0%
   145            $715,241.92            Albertson's                                 12/31/2002           53,820           100.0%
   146            $667,194.44            Albertson's                                 12/31/2002           54,330           100.0%
   11          $29,000,000.00            New Era of Networks                         5/01/2010           199,077           100.0%
   33          $15,950,694.83            Ford Motor Land Development Co              12/31/2016          203,306           100.0%
   38          $12,275,942.43            IMPATH, Inc.                                7/31/2010            68,788           100.0%
   42          $11,723,814.45            CCL Plastic Packaging, Inc.                 9/30/2011           313,168           100.0%
   47           $9,986,712.91            New Creative Enterprises                    8/31/2021           440,931           100.0%
   57           $7,971,811.67            ZettaCom                                    4/30/2006            49,300           100.0%
   61           $1,425,762.47            DE - Pasadena                               3/31/2021            15,682           100.0%
   62           $1,345,999.54            DE - Mission Hills                          3/31/2021            19,645           100.0%
   63             $942,199.67            DE - Hoover                                 3/31/2021            12,932           100.0%
   64             $774,697.50            DE - Phoenix: Camelback                     3/31/2021            11,550           100.0%
   65             $711,884.19            DE - West Covina                            3/31/2021             7,940           100.0%
   66             $681,973.10            DE - Phoenix/Bell Road                      3/31/2021            11,280           100.0%
   67             $568,310.92            DE - Glendale                               3/31/2021             5,206           100.0%
   68             $521,699.44            DE - Maywood                                3/31/2021            12,624           100.0%
   69             $467,360.95            DE - Tucson                                 3/31/2021            12,534           100.0%
   84           $5,980,722.28            Spirent Communications, Inc.                1/31/2012            83,085           100.0%
   97           $4,774,726.60            Frank Russell Company                       3/31/2014            97,527           100.0%
   98           $4,584,211.37            Harbor Division, Inc.                       1/31/2012           148,186           100.0%
   101          $4,189,457.65            L3 Communications Corporation               9/30/2009            85,356           100.0%
   103          $3,978,751.47            TeleTech Customer Care Management, Inc.     9/20/2012            51,427           100.0%
   105          $3,385,089.30            State of California                         2/28/2005            46,941           100.0%
   109          $2,974,257.04            Westco Chemical, Inc.                       12/31/2015           62,613           100.0%
   110          $2,887,551.43            ICF Consulting Group, Inc.                  7/31/2010            11,633           100.0%
   111          $2,689,006.93            Longs Drug Stores California, Inc.          2/01/2023            26,962           100.0%
   114          $2,561,301.04            Walgreen Co.                                11/30/2020           15,120           100.0%
   119          $2,185,194.06            Walgreen's                                  6/30/2060            13,001           100.0%
   124          $1,993,243.22            Cala Foods, Inc.                            5/31/2003            23,000           100.0%
   128          $1,704,833.72            Secure Computing                            5/31/2008            10,895           100.0%
   129          $1,674,324.29            The Toro Company                            5/31/2006            52,800           100.0%
   140          $1,477,992.74            Fichtel & Sachs Industries, Inc.            3/31/2005            32,901           100.0%
   144          $1,393,658.41            Kellwood Company                            3/31/2004            60,474           100.0%
   156          $1,192,134.38            21st Century Nutritional Products           12/31/2007           29,304           100.0%
   160            $994,883.41            IPITEK                                      3/01/2009            16,524           100.0%
   165            $874,734.42            University of Maryland                      5/31/2011             5,000           100.0%
   166            $871,236.94            Canned Foods, Inc.                          3/31/2013            20,400           100.0%
   167            $796,816.76            Wei-Chuan, U.S.A., Inc.                     6/30/2005            28,083           100.0%
   168            $796,636.12            Transglobal Steel, Inc.                     2/28/2004            25,768           100.0%
   169            $647,393.69            Catalytic Solutions                         4/30/2004            20,735           100.0%
   17          $19,176,303.26            Sprint Telecommunications Comp              6/30/2006           183,501            98.4%
   72           $7,284,887.61            Westport Corporation                        2/28/2010           152,026            96.6%
   35           $3,327,488.80            Smith's Food King                           8/31/2030            66,600            84.9%
   100          $4,190,148.70            Publix Super Markets, Inc.                  4/28/2014            56,077            81.9%
   59           $7,484,481.54            Fairfax County                              9/30/2007            53,082            74.0%
   121          $2,143,547.59            B&B Carpet One                              8/31/2010            28,250            67.3%
   96           $4,957,441.15            Ericsson Wireless                           7/31/2003            49,389            61.5%
   95           $4,965,037.32            Bosworth Paper                              12/31/2007           91,089            61.3%
   49           $9,477,732.30            Stop & Shop                                 9/30/2012            64,750            60.5%
   139          $1,492,738.12            American Tower Corp                         1/31/2006            15,889            59.0%
   106          $3,193,223.65            Food Lion                                   12/31/2017           33,000            58.2%
   10          $37,756,772.90            Broadcom                                    6/30/2009           136,708            57.7%
   91           $5,289,559.98            Bed Bath & Beyond                           12/31/2011           25,056            57.5%
   34          $11,661,199.50            Harmons                                     2/28/2026            68,015            56.0%
   85           $5,736,871.76            Imagine Media, Inc.                         2/28/2006            37,789            55.7%
   115          $2,489,547.23            Xymo.com dba Aceva Technology               10/31/2003            9,957            53.5%
   43          $10,952,270.34            Shaw's Supermarket                          2/28/2021            51,500            51.8%
   70           $7,390,043.75            Minerals Management Service                 11/01/2008           37,145            50.6%
   130          $1,641,121.86            Hallmark Creations                          2/28/2006             6,000            50.0%

TOTAL CUT-OFF DATE BALANCE (INCLUDING RETAIL, OFFICE AND INDUSTRIAL ONLY):              $877,967,631.51
TOTAL CUT-OFF DATE BALANCE (TENANTS > 50%):                                             $361,862,282.31
% OF CUT-OFF DATE BALANCE (INCLUDING RETAIL, OFFICE AND INDUSTRIAL ONLY):                        41.22%

MORGAN STANLEY DEAN WITTER CAPITAL I TRUST 2001-TOP5

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           WEIGHTED
                                                                               WEIGHTED                                    AVERAGE
                                                     PERCENT BY                AVERAGE                      WEIGHTED       BALANCE
                     NUMBER OF        AGGREGATE       AGGREGATE     WEIGHTED   CUT-OFF       AVERAGE         AVERAGE       PER UNIT/
                      MORTGAGE      CUT-OFF DATE    CUT-OFF DATE     AVERAGE     DATE      CUT-OFF DATE     PROPERTY         SQUARE
PROPERTY TYPES       PROPERTIES      BALANCE ($)     BALANCE (%)    DSCR (X)     (%)        BALANCE ($)     VALUE ($)       FOOT ($)
------------------------------------------------------------------------------------------------------------------------------------
Office                   40          406,119,018          39          1.64       58.4       10,152,975      49,115,837        128
------------------------------------------------------------------------------------------------------------------------------------
Retail                   46          291,285,460          28          1.60       63.6        6,332,293      31,494,378         89
------------------------------------------------------------------------------------------------------------------------------------
Industrial               51          180,563,153        17.3          1.67       62.2        3,540,454       9,409,103         32
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park         14           81,231,126         7.8          1.82       58.7        5,802,223      12,250,921     19,469
------------------------------------------------------------------------------------------------------------------------------------
Multifamily              13           74,527,615         7.2          1.50       67.5        5,732,893      17,150,187     74,669
------------------------------------------------------------------------------------------------------------------------------------
Self Storage              5            8,265,535         0.8          2.15       49.7        1,653,107       4,163,072         30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  169        1,041,991,908         100          1.64       61.1        6,165,633      31,792,374      6,939
------------------------------------------------------------------------------------------------------------------------------------

MS
MS
2001-TOP5 (Moody's/SandP)
Treasury Curve  (12/17/2001 @ 10:59:09)
          3 mth   1.7460   6 mth   1.8258   1 yr   2.2941   2 yr  3.2306  5 yr  4.5883   10 yr   5.2954   30 yr   5.6498

Security A4
Scenario 0
Avg Life: 9.6221  Total Interest: 331,958,429.79
Per                   Date         Balance               Principal       Interest       Coupon        Total
                                                                                                      Cash
             0      12/1/01     517,000,000.00                 0                  0      6.65                 0
             1      1/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             2      2/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             3      3/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             4      4/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             5      5/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             6      6/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             7      7/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             8      8/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
             9      9/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            10     10/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            11     11/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            12     12/15/02     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            13      1/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            14      2/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            15      3/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            16      4/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            17      5/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            18      6/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            19      7/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            20      8/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            21      9/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            22     10/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            23     11/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            24     12/15/03     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            25      1/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            26      2/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            27      3/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            28      4/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            29      5/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            30      6/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            31      7/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            32      8/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            33      9/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            34     10/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            35     11/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            36     12/15/04     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            37      1/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            38      2/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            39      3/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            40      4/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            41      5/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            42      6/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            43      7/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            44      8/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            45      9/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            46     10/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            47     11/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            48     12/15/05     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            49      1/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            50      2/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            51      3/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            52      4/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            53      5/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            54      6/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            55      7/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            56      8/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            57      9/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            58     10/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            59     11/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            60     12/15/06     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            61      1/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            62      2/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            63      3/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            64      4/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            65      5/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            66      6/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            67      7/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            68      8/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            69      9/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            70     10/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            71     11/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            72     12/15/07     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            73      1/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            74      2/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            75      3/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            76      4/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            77      5/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            78      6/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            79      7/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            80      8/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            81      9/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            82     10/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            83     11/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            84     12/15/08     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            85      1/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            86      2/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67

            87      3/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            88      4/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            89      5/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            90      6/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            91      7/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            92      8/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            93      9/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            94     10/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            95     11/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            96     12/15/09     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            97      1/15/10     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            98      2/15/10     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
            99      3/15/10     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
           100      4/15/10     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
           101      5/15/10     517,000,000.00                 0       2,865,041.67      6.65      2,865,041.67
           102      6/15/10     516,958,338.94         41,661.06       2,865,041.67      6.65      2,906,702.73
           103      7/15/10     514,472,392.11      2,485,946.83       2,864,810.79      6.65      5,350,757.63
           104      8/15/10     507,144,851.87      7,327,540.25       2,851,034.51      6.65     10,178,574.75
           105      9/15/10     505,779,955.33      1,364,896.54       2,810,427.72      6.65      4,175,324.26
           106     10/15/10     504,285,720.28      1,494,235.05       2,802,863.92      6.65      4,297,098.97
           107     11/15/10     502,902,912.00      1,382,808.28       2,794,583.37      6.65      4,177,391.64
           108     12/15/10     501,391,177.85      1,511,734.16       2,786,920.30      6.65      4,298,654.46
           109      1/15/11     472,102,298.65     29,288,879.20       2,778,542.78      6.65     32,067,421.97
           110      2/15/11     470,732,520.02      1,369,778.63       2,616,233.57      6.65      3,986,012.20
           111      3/15/11     464,887,595.53      5,844,924.49       2,608,642.72      6.65      8,453,567.21
           112      4/15/11     463,508,682.87      1,378,912.66       2,576,252.09      6.65      3,955,164.75
           113      5/15/11     444,088,491.28     19,420,191.59       2,568,610.62      6.65     21,988,802.21
           114      6/15/11     434,707,876.80      9,380,614.47       2,460,990.39      6.65     11,841,604.86
           115      7/15/11     380,211,885.35     54,495,991.46       2,409,006.15      6.65     56,904,997.61
           116      8/15/11     319,289,345.24     60,922,540.10       2,107,007.53      6.65     63,029,547.64
           117      9/15/11     159,428,111.95    159,861,233.29       1,769,395.12      6.65    161,630,628.42
           118     10/15/11       6,380,887.92    153,047,224.03         883,497.45      6.65    153,930,721.48
           119     11/15/11                  0      6,380,887.92          35,360.75      6.65      6,416,248.67
Total                                             517,000,000.00     331,958,429.79              848,958,429.79

MS
MS
2001-TOP5 (Moody's/SandP)
Treasury Curve  (12/17/2001 @ 10:59:09)
          3 mth   1.7460   6 mth   1.8258   1 yr   2.2941   2 yr   3.2306   5 yr   4.5883   10 yr   5.2954   30 yr   5.6498

Security A3
Scenario 0
Avg Life: 7.4005  Total Interest: 65,188,975.23
Per                 Date           Balance                Principal     Interest    Coupon            Total
                                                                                                      Cash
            0      12/1/01     136,593,000.00                 0                 0     6.42                  0
            1      1/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            2      2/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            3      3/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            4      4/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            5      5/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            6      6/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            7      7/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            8      8/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
            9      9/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
           10     10/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
           11     11/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
           12     12/15/02     136,593,000.00                 0        730,772.55     6.42         730,772.55
           13      1/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           14      2/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           15      3/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           16      4/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           17      5/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           18      6/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           19      7/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           20      8/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           21      9/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           22     10/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           23     11/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           24     12/15/03     136,593,000.00                 0        730,772.55     6.42         730,772.55
           25      1/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           26      2/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           27      3/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           28      4/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           29      5/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           30      6/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           31      7/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           32      8/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           33      9/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           34     10/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           35     11/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           36     12/15/04     136,593,000.00                 0        730,772.55     6.42         730,772.55
           37      1/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           38      2/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           39      3/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           40      4/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           41      5/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           42      6/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           43      7/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           44      8/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           45      9/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           46     10/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           47     11/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           48     12/15/05     136,593,000.00                 0        730,772.55     6.42         730,772.55
           49      1/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           50      2/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           51      3/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           52      4/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           53      5/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           54      6/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           55      7/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           56      8/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           57      9/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           58     10/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           59     11/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           60     12/15/06     136,593,000.00                 0        730,772.55     6.42         730,772.55
           61      1/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           62      2/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           63      3/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           64      4/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           65      5/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           66      6/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           67      7/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           68      8/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           69      9/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           70     10/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           71     11/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           72     12/15/07     136,593,000.00                 0        730,772.55     6.42         730,772.55
           73      1/15/08     136,593,000.00                 0        730,772.55     6.42         730,772.55
           74      2/15/08     136,593,000.00                 0        730,772.55     6.42         730,772.55
           75      3/15/08     135,011,725.56      1,581,274.44        730,772.55     6.42       2,312,046.99
           76      4/15/08     133,639,058.26      1,372,667.29        722,312.73     6.42       2,094,980.03
           77      5/15/08     132,124,176.54      1,514,881.72        714,968.96     6.42       2,229,850.68
           78      6/15/08     130,733,493.28      1,390,683.27        706,864.34     6.42       2,097,547.61
           79      7/15/08     129,189,422.33      1,544,070.95        699,424.19     6.42       2,243,495.14

           80      8/15/08     121,534,649.00      7,654,773.33        691,163.41     6.42       8,345,936.74
           81      9/15/08     120,150,499.58      1,384,149.43        650,210.37     6.42       2,034,359.80
           82     10/15/08     109,241,849.37     10,908,650.21        642,805.17     6.42      11,551,455.38
           83     11/15/08     107,849,858.83      1,391,990.54        584,443.89     6.42       1,976,434.43
           84     12/15/08      92,910,504.86     14,939,353.96        576,996.74     6.42      15,516,350.71
           85      1/15/09      91,500,315.11      1,410,189.76        497,071.20     6.42       1,907,260.96
           86      2/15/09      90,081,344.68      1,418,970.43        489,526.69     6.42       1,908,497.12
           87      3/15/09      88,306,036.62      1,775,308.06        481,935.19     6.42       2,257,243.25
           88      4/15/09      83,131,692.56      5,174,344.05        472,437.30     6.42       5,646,781.35
           89      5/15/09      81,599,337.29      1,532,355.27        444,754.56     6.42       1,977,109.83
           90      6/15/09      80,184,048.70      1,415,288.59        436,556.45     6.42       1,851,845.04
           91      7/15/09      78,633,850.91      1,550,197.79        428,984.66     6.42       1,979,182.45
           92      8/15/09      28,287,045.47     50,346,805.44        420,691.10     6.42      50,767,496.54
           93      9/15/09      26,938,272.23      1,348,773.25        151,335.69     6.42       1,500,108.94
           94     10/15/09      25,424,854.59      1,513,417.64        144,119.76     6.42       1,657,537.39
           95     11/15/09      24,124,080.65      1,300,773.94        136,022.97     6.42       1,436,796.92
           96     12/15/09       8,494,328.10     15,629,752.54        129,063.83     6.42      15,758,816.37
           97      1/15/10       7,176,418.22      1,317,909.89         45,444.66     6.42       1,363,354.54
           98      2/15/10       5,850,251.65      1,326,166.57         38,393.84     6.42       1,364,560.41
           99      3/15/10       4,143,521.52      1,706,730.13         31,298.85     6.42       1,738,028.97
          100      4/15/10       2,798,339.73      1,345,181.79         22,167.84     6.42       1,367,349.63
          101      5/15/10       1,321,208.18      1,477,131.55         14,971.12     6.42       1,492,102.67
          102      6/15/10                  0      1,321,208.18          7,068.46     6.42       1,328,276.64
Total                                            136,593,000.00     65,188,975.23              201,781,975.23

MS
MS
2001-TOP5 (Moody's/SandP)
Treasury Curve  (12/17/2001 @ 10:59:09)
    3 mth   1.7460   6 mth   1.8258    1 yr   2.2941   2 yr   3.2306   5 yr   4.5883   10 yr   5.2954   30 yr   5.6498

Security A3
Scenario avglife
Avg Life: 6.7956  Total Interest: 59,884,513.82
Per              Date        Balance            Principal  Writedown     Interest      Excess   Shortfall  Coupon          Total
                                                                                      Interest                             Cash
        0      12/1/01   136,593,000.00              0         0                 0        0          0      6.42                 0
        1      1/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        2      2/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        3      3/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        4      4/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        5      5/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        6      6/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        7      7/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        8      8/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
        9      9/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       10     10/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       11     11/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       12     12/15/02   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       13      1/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       14      2/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       15      3/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       16      4/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       17      5/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       18      6/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       19      7/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       20      8/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       21      9/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       22     10/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       23     11/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       24     12/15/03   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       25      1/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       26      2/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       27      3/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       28      4/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       29      5/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       30      6/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       31      7/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       32      8/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       33      9/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       34     10/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       35     11/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       36     12/15/04   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       37      1/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       38      2/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       39      3/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       40      4/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       41      5/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       42      6/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       43      7/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       44      8/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       45      9/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       46     10/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       47     11/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       48     12/15/05   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       49      1/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       50      2/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       51      3/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       52      4/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       53      5/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       54      6/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       55      7/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       56      8/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       57      9/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       58     10/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       59     11/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       60     12/15/06   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       61      1/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       62      2/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       63      3/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       64      4/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       65      5/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       66      6/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       67      7/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       68      8/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       69      9/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       70     10/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       71     11/15/07   136,593,000.00              0         0        730,772.55        0          0      6.42        730,772.55
       72     12/15/07    90,134,362.81  46,458,637.19         0        730,772.55        0          0      6.42     47,189,409.74
       73      1/15/08    87,399,468.53   2,734,894.28         0        482,218.84        0          0      6.42      3,217,113.12
       74      2/15/08    86,129,504.86   1,269,963.67         0        467,587.16        0          0      6.42      1,737,550.82


       75      3/15/08    84,583,226.88   1,546,277.98         0        460,792.85        0          0      6.42      2,007,070.83
       76      4/15/08    83,295,615.78   1,287,611.10         0        452,520.26        0          0      6.42      1,740,131.36
       77      5/15/08    81,866,286.42   1,429,329.36         0        445,631.54        0          0      6.42      1,874,960.91
       78      6/15/08    80,561,654.57   1,304,631.85         0        437,984.63        0          0      6.42      1,742,616.48
       79      7/15/08    79,104,137.00   1,457,517.57         0        431,004.85        0          0      6.42      1,888,522.42
       80      8/15/08    71,536,421.95   7,567,715.05         0        423,207.13        0          0      6.42      7,990,922.18
       81      9/15/08    70,239,838.64   1,296,583.31         0        382,719.86        0          0      6.42      1,679,303.17
       82     10/15/08    59,419,265.35  10,820,573.29         0        375,783.14        0          0      6.42     11,196,356.43
       83     11/15/08    58,115,865.51   1,303,399.84         0        317,893.07        0          0      6.42      1,621,292.91
       84     12/15/08    43,265,619.02  14,850,246.49         0        310,919.88        0          0      6.42     15,161,166.37
       85      1/15/09    41,945,056.54   1,320,562.48         0        231,471.06        0          0      6.42      1,552,033.55
       86      2/15/09    40,616,236.21   1,328,820.33         0        224,406.05        0          0      6.42      1,553,226.39
       87      3/15/09    38,931,604.12   1,684,632.09         0        217,296.86        0          0      6.42      1,901,928.95
       88      4/15/09    33,848,464.98   5,083,139.14         0        208,284.08        0          0      6.42      5,291,423.22
       89      5/15/09    32,407,846.66   1,440,618.33         0        181,089.29        0          0      6.42      1,621,707.62
       90      6/15/09    31,084,830.15   1,323,016.51         0        173,381.98        0          0      6.42      1,496,398.49
       91      7/15/09    29,627,442.69   1,457,387.45         0        166,303.84        0          0      6.42      1,623,691.29
       92      8/15/09    28,287,045.47   1,340,397.22         0        158,506.82        0          0      6.42      1,498,904.04
       93      9/15/09    26,938,272.23   1,348,773.25         0        151,335.69        0          0      6.42      1,500,108.94
       94     10/15/09    25,424,854.59   1,513,417.64         0        144,119.76        0          0      6.42      1,657,537.39
       95     11/15/09    24,124,080.65   1,300,773.94         0        136,022.97        0          0      6.42      1,436,796.92
       96     12/15/09     8,494,328.10  15,629,752.54         0        129,063.83        0          0      6.42     15,758,816.37
       97      1/15/10     7,176,418.22   1,317,909.89         0         45,444.66        0          0      6.42      1,363,354.54
       98      2/15/10     5,850,251.65   1,326,166.57         0         38,393.84        0          0      6.42      1,364,560.41
       99      3/15/10     4,143,521.52   1,706,730.13         0         31,298.85        0          0      6.42      1,738,028.97
      100      4/15/10     2,798,339.73   1,345,181.79         0         22,167.84        0          0      6.42      1,367,349.63
      101      5/15/10     1,321,208.18   1,477,131.55         0         14,971.12        0          0      6.42      1,492,102.67
      102      6/15/10                0   1,321,208.18         0          7,068.46        0          0      6.42      1,328,276.64
Total                                   136,593,000.00         0     59,884,513.82        0          0              196,477,513.82

                                                                                                               MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------
12/17/2001    12:15:40     CARVE Version 639.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve
MS      MS          SERIES 2001-TOP5 (MOODY'S/SANDP)                   CLASS A1
-----------------------------------------------------------------------------------------------------------------------------
   Class                  A1                Settlement Date      12/27/2001       Coupon            5.22000
   Original Balance       126,640,000.00    Dated Date           12/01/2001       Delay             14
   Current Balance        126,668,000.00    First Payment Date   01/15/2002       Lead Manager      Morgan Stanley & Co.
   Credit Rating          Aaa/AAA           Next Payment Date    01/15/2002       Orig Deal Size    1,041,991,908.17
   Market Desc            N/A               Payment Freq         Monthly          Num of Tranches   21
   Factor                 1.00022110        Interest Freq        Monthly          Deal Age          0

-------------------------------------------


-------------------------------------------
Cusip              N/A
Yield Table Date   12/17/2001
Yield Frequency    SemiAnnual
Yield Day Count    30/360



PREPAY                  CPR 0           (!YM) CPR 25     (!YM) CPR 50   (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
                99/12          5.42              5.42           5.42            5.42               5.42
                99/14          5.40              5.40           5.40            5.40               5.40
                99/16          5.38              5.38           5.38            5.38               5.38
                99/18          5.36              5.36           5.36            5.36               5.36
                99/20          5.33              5.33           5.33            5.33               5.34
                99/22          5.31              5.31           5.31            5.31               5.31
                99/24          5.29              5.29           5.29            5.29               5.29
                99/26          5.27              5.27           5.27            5.27               5.27
                99/28          5.25              5.25           5.25            5.25               5.25
                99/30          5.23              5.23           5.23            5.23               5.23
               100/00          5.21              5.21           5.21            5.21               5.21
               100/02          5.19              5.19           5.19            5.19               5.19
               100/04          5.17              5.17           5.17            5.17               5.16
               100/06          5.15              5.15           5.15            5.15               5.14
               100/08          5.13              5.13           5.13            5.13               5.12
               100/10          5.11              5.11           5.10            5.10               5.10
               100/12          5.08              5.08           5.08            5.08               5.08
               100/14          5.06              5.06           5.06            5.06               5.06
               100/16          5.04              5.04           5.04            5.04               5.04
               100/18          5.02              5.02           5.02            5.02               5.02
               100/20          5.00              5.00           5.00            5.00               4.99
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   3.40              3.40           3.39            3.38               3.30
FIRST PRIN               01/15/2002        01/15/2002     01/15/2002      01/15/2002         01/15/2002
LAST PRIN                11/15/2006        11/15/2006     11/15/2006      11/15/2006         09/15/2006
PAYMENT WINDOW                   59                59             59              59                 57
ACCRUAL FACTOR               0.3770            0.3770         0.3770          0.3770             0.3770
MOD DURATION @ 100/00          2.99              2.99           2.98            2.97               2.91

                                                                     Page 1 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                   MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
12/17/2001    12:15:40     CARVE Version 639.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve
MS      MS          SERIES 2001-TOP5 (MOODY'S/SANDP)                   CLASS A2
-----------------------------------------------------------------------------------------------------------------------------------
Class                    A2                 Settlement Date       12/27/2001        Coupon             6.14000
Original Balance         105,431,797.26     Dated Date            12/01/2001        Delay              14
Current Balance          105,432,000.00     First Payment Date    01/15/2002        Lead Manager       Morgan Stanley & Co.
Credit Rating            Aaa/AAA            Next Payment Date     01/15/2002        Orig Deal Size     1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches    21
Factor                   1.00000192         Interest Freq         Monthly           Deal Age           0

--------------------------------------


--------------------------------------
 Cusip               N/A
 Yield Table Date    12/17/2001
 Yield Frequency     SemiAnnual
 Yield Day Count     30/360



PREPAY                  CPR 0           (!YM) CPR 25     (!YM) CPR 50   (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
                 99/28         6.19             6.19             6.19           6.19               6.19
                 99/30         6.18             6.18             6.18           6.18               6.18
                100/00         6.17             6.17             6.17           6.17               6.17
                100/02         6.15             6.15             6.15           6.15               6.15
                100/04         6.14             6.14             6.14           6.14               6.14
                100/06         6.13             6.13             6.13           6.13               6.13
                100/08         6.11             6.11             6.11           6.11               6.11
                100/10         6.10             6.10             6.10           6.10               6.10
                100/12         6.09             6.09             6.09           6.09               6.09
                100/14         6.07             6.07             6.07           6.07               6.07
                100/16         6.06             6.06             6.06           6.06               6.06
                100/18         6.05             6.05             6.05           6.05               6.05
                100/20         6.04             6.04             6.03           6.03               6.03
                100/22         6.02             6.02             6.02           6.02               6.02
                100/24         6.01             6.01             6.01           6.01               6.00
                100/26         6.00             6.00             6.00           5.99               5.99
                100/28         5.98             5.98             5.98           5.98               5.98
                100/30         5.97             5.97             5.97           5.97               5.96
                101/00         5.96             5.96             5.96           5.96               5.95
                101/02         5.94             5.94             5.94           5.94               5.94
                101/04         5.93             5.93             5.93           5.93               5.92
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   5.70             5.70             5.69           5.68               5.57
FIRST PRIN               11/15/2006       11/15/2006       11/15/2006     11/15/2006         09/15/2006
LAST PRIN                03/15/2008       03/15/2008       03/15/2008     03/15/2008         03/15/2008
PAYMENT WINDOW                   17               17               17             17                 19
ACCRUAL FACTOR               0.4434           0.4434           0.4434         0.4434             0.4434
MOD DURATION @ 100/16          4.67             4.67             4.67           4.66               4.58

                                                                     Page 2 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                   MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
12/17/2001    12:15:40     CARVE Version 639.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve
MS      MS          SERIES 2001-TOP5 (MOODY'S/SANDP)                   CLASS A3
-----------------------------------------------------------------------------------------------------------------------------------
Class                    A3                 Settlement Date       12/27/2001        Coupon              6.42000
Original Balance         136,593,147.66     Dated Date            12/01/2001        Delay               14
Current Balance          136,593,000.00     First Payment Date    01/15/2002        Lead Manager        Morgan Stanley & Co.
Credit Rating            Aaa/AAA            Next Payment Date     01/15/2002        Orig Deal Size      1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches     21
Factor                   0.99999892         Interest Freq         Monthly           Deal Age            0

--------------------------------------


--------------------------------------
Cusip               N/A
Yield Table Date    12/17/2001
Yield Frequency     SemiAnnual
Yield Day Count     30/360



PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
               99/28          6.48             6.48             6.48            6.48               6.48
               99/30          6.47             6.47             6.47            6.47               6.47
              100/00          6.46             6.46             6.46            6.46               6.46
              100/02          6.45             6.45             6.45            6.45               6.45
              100/04          6.44             6.44             6.44            6.44               6.44
              100/06          6.43             6.43             6.43            6.43               6.43
              100/08          6.42             6.42             6.42            6.42               6.42
              100/10          6.41             6.41             6.41            6.41               6.40
              100/12          6.40             6.40             6.40            6.40               6.39
              100/14          6.39             6.39             6.39            6.39               6.38
              100/16          6.38             6.38             6.37            6.37               6.37
              100/18          6.37             6.36             6.36            6.36               6.36
              100/20          6.35             6.35             6.35            6.35               6.35
              100/22          6.34             6.34             6.34            6.34               6.34
              100/24          6.33             6.33             6.33            6.33               6.33
              100/26          6.32             6.32             6.32            6.32               6.31
              100/28          6.31             6.31             6.31            6.31               6.30
              100/30          6.30             6.30             6.30            6.30               6.29
              101/00          6.29             6.29             6.29            6.29               6.28
              101/02          6.28             6.28             6.28            6.28               6.27
              101/04          6.27             6.27             6.27            6.26               6.26
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  7.40             7.37             7.33            7.27               7.06
FIRST PRIN              03/15/2008       03/15/2008       03/15/2008      03/15/2008         03/15/2008
LAST PRIN               06/15/2010       06/15/2010       05/15/2010      05/15/2010         02/15/2010
PAYMENT WINDOW                  28               28               27              27                 24
ACCRUAL FACTOR              0.4637           0.4637           0.4637          0.4637             0.4637
MOD DURATION @ 100/16         5.72             5.70             5.67            5.64               5.51

                                                                     Page 3 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                  MORGAN STANLEY
---------------------------------------------------------------------------------------------------------------------------------
12/17/2001    12:15:40     CARVE Version 639.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve
MS      MS          SERIES 2001-TOP5 (MOODY'S/SANDP)                   CLASS A4
---------------------------------------------------------------------------------------------------------------------------------
Class                    A4                 Settlement Date       12/27/2001        Coupon              6.65000
Original Balance         517,028,055.08     Dated Date            12/01/2001        Delay               14
Current Balance          517,000,000.00     First Payment Date    01/15/2002        Lead Manager        Morgan Stanley & Co.
Credit Rating            Aaa/AAA            Next Payment Date     01/15/2002        Orig Deal Size      1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches     21
Factor                   0.99994574         Interest Freq         Monthly           Deal Age            0

--------------------------------------


--------------------------------------
Cusip               N/A
Yield Table Date    12/17/2001
Yield Frequency     SemiAnnual
Yield Day Count     30/360



PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
             99/28              6.72            6.72            6.72             6.72              6.72
             99/30              6.71            6.71            6.71             6.71              6.71
            100/00              6.71            6.71            6.71             6.71              6.70
            100/02              6.70            6.70            6.70             6.70              6.70
            100/04              6.69            6.69            6.69             6.69              6.69
            100/06              6.68            6.68            6.68             6.68              6.68
            100/08              6.67            6.67            6.67             6.67              6.67
            100/10              6.66            6.66            6.66             6.66              6.66
            100/12              6.65            6.65            6.65             6.65              6.65
            100/14              6.64            6.64            6.64             6.64              6.64
            100/16              6.63            6.63            6.63             6.63              6.63
            100/18              6.62            6.62            6.62             6.62              6.62
            100/20              6.62            6.62            6.62             6.61              6.61
            100/22              6.61            6.61            6.61             6.61              6.60
            100/24              6.60            6.60            6.60             6.60              6.59
            100/26              6.59            6.59            6.59             6.59              6.59
            100/28              6.58            6.58            6.58             6.58              6.58
            100/30              6.57            6.57            6.57             6.57              6.57
            101/00              6.56            6.56            6.56             6.56              6.56
            101/02              6.55            6.55            6.55             6.55              6.55
            101/04              6.54            6.54            6.54             6.54              6.54
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    9.62             9.61           9.59             9.57              9.39
FIRST PRIN                06/15/2010       06/15/2010     05/15/2010       05/15/2010        02/15/2010
LAST PRIN                 11/15/2011       10/15/2011     10/15/2011       10/15/2011        08/15/2011
PAYMENT WINDOW                    18               17             18               18                19
ACCRUAL FACTOR                0.4803           0.4803         0.4803           0.4803            0.4803
MOD DURATION @ 100/16           6.90             6.89           6.88             6.87              6.78

                                                                     Page 4 of 4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect
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